                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         DATE OF REPORT - AUGUST 7, 2003
                        (Date of earliest event reported)

                                 ALKERMES, INC.
             (Exact name of Registrant as specified in its charter)

            PENNSYLVANIA                  1-14131                  23-2472830
     (State of incorporation)     (Commission file number)       (IRS employer
                                                                 identification
                                                                    number)

                88 SIDNEY STREET, CAMBRIDGE, MASSACHUSETTS 02139
               (Address of principal executive offices, zip code)

                            AREA CODE (617) 494-0171
                               (Telephone number)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release issued August 7, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 7, 2003, Alkermes, Inc. issued a press release announcing its financial results for the quarterly period ended June 30, 2003. The full text of the press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 7, 2003                       Alkermes, Inc.

                                            By: /s/ James M. Frates
                                                -----------------------------
                                                James M. Frates
                                                Vice President, Chief Financial
                                                Officer, and Treasurer

                                 ALKERMES, INC.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX

Exhibit No.                             Exhibit
-----------                             -------
99.1                                    Press Release issued August 7, 2003.